UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2005
(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24218 (Commission File Number)	95-4782077 (IRS Employer Identification Number)

6922 Hollywood Boulevard
12thFloor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

        On February 23, 2005, Gemstar-TV Guide International, Inc. (“Gemstar”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

        The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

        On February 23, 2005, Gemstar issued a press release containing forward looking statements, including with respect to its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

        The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

        The exhibit listed below is being furnished with this Form 8-K and shall not be deemed to be “filed,” as set forth in Items 2.02 and 7.01 hereof.

Exhibit
Number            Description

99.1                   Press Release dated February 23, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC. By: /s/ Stephen H. Kay —————————————— Stephen H. Kay Executive Vice President, General Counsel and Secretary

Date: February 23, 2005

EXHIBIT INDEX

Exhibit
Number            Description

99.1                   Press Release dated February 23, 2005